UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

*****

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 27, 2004

CROMPTON CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-30270	52-2183153

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

199 Benson Road, Middlebury, Connecticut		06749

(Address of Principal Executive Offices)		(Zip Code)

(203) 573- 2000 (Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

* * *
(c) Exhibits.
Exhibit Number	Exhibit Description
99.1	Press Release Dated April 27, 2004

Item 12. Results of Operations and Financial Condition

     On April 27, 2004, Crompton Corporation announced its financial results for the first quarter of 2004. A copy of the press release is attached hereto as exhibit 99.1, and is incorporated herein by reference.

     The information contained in Exhibit 99.1 is being furnished under Item 12 of Form 8-K and is not deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Crompton Corporation (Registrant) By: /s/ Barry J. Shainman Name: Barry J. Shainman Title: Secretary

Date: April 27, 2004

Exhibit Index

Exhibit Number	Exhibit Description
99.1	Press Release Dated April 27, 2004